This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-8403.
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[LOGO] AllianceBernstein(R)
       Investment Research and Management

                                      ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS
                       -AllianceBernstein Premier Growth Institutional Fund
               -AllianceBernstein Real Estate Investment Institutional Fund
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                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                 JANUARY 4, 2006

On December 6, 2005, the shareholders of the AllianceBernstein Institutional Funds (the "Company") elected directors for the Company. The shareholders also approved changes to the Company's charter and the fundamental investment policies of the AllianceBernstein Real Estate Investment Institutional Fund (the "Real Estate Fund"). These changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds.

Real Estate Fund

The shareholders also approved the reclassification of the Real Estate Fund's investment objective as non-fundamental. Changes in investment objective may now be made at the discretion of the Real Estate Fund's Board, without incurring the costs of obtaining shareholder approval. Shareholders will be notified at least 60 days in advance of any such change.

In addition to this reclassification of the Real Estate Fund's investment objective, the shareholders have approved a change to the Real Estate Fund's investment objective. This change is intended to standardize the Fund's investment objective with respect to other similarly managed AllianceBernstein Mutual Funds. The table below outlines the Real Estate Fund's previous investment objective and the approved change to that objective.

Previous Investment Objective                Approved Investment Objective
-----------------------------                -----------------------------

o    Total return from long-term             o   Total return from long-term
     growth of capital and income                growth of capital and income.
     principally through investing in
     equity securities of companies that
     are primarily engaged in or related
     to the real estate industry.


None of the changes described above is expected to cause any significant change in the management of the AllianceBernstein Premier Growth Institutional Fund or the Real Estate Fund.

The changes are expected to take effect on February 1, 2006.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the AllianceBernstein Institutional Funds dated March 1, 2005, offering Class I and Class II shares of the above-referenced Funds.

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(R) This mark is used under license from the owner, Alliance Capital Management
L.P.


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